UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2015

_____________________________________________________________________________________________

Commission file number: 001-33615

Concho Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0818600

(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

One Concho Center
600 West Illinois Avenue
Midland, Texas	79701

(Address of principal executive offices)	(Zip code)

(432) 683-7443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            As further described below in Item 5.07, on June 4, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Concho Resources Inc. (the “Company”), the stockholders of the Company approved and adopted the Concho Resources Inc. 2015 Stock Incentive Plan (the “Stock Incentive Plan”).  The Stock Incentive Plan constitutes an amendment and restatement of the Company’s 2006 Stock Incentive Plan, as amended and restated effective as of April 19, 2012, which previously had been approved by the Company’s Board of Directors and the Company’s stockholders in 2012.

Previously, on April 14, 2015, the Company’s Board of Directors approved the Stock Incentive Plan, which: (a) increases the number of shares of common stock that the Company may issue under the plan, and the number of shares of common stock that may be issued under the plan through incentive stock options, by 3,000,000 shares; (b) extends the term of the plan until April 13, 2025; (c) imposes an annual, calendar year-based limitation on the awards that can be made under the plan to each non-employee director; and (d) revises the limit on the number of shares of common stock that may be granted under the plan to any one individual during the period beginning on April 14, 2015, and ending on the last day of the term of the plan to 50% of the number of shares being added to the plan as described in clause (a) above.

For more information about the Stock Incentive Plan, please read the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2015.

The foregoing description of the Stock Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting on June 4, 2015.  At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class II directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders, (ii) ratify the Audit Committee of the Board of Directors’ selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, (iii) approve the Stock Incentive Plan, and (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers.  Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the SEC on April 21, 2015.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class II Directors: The election of each Class II director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Steven L. Beal	104,275,827	3,214,483	3,563,218
Tucker S. Bridwell	98,269,357	9,220,953	3,563,218
Mark B. Puckett	106,067,332	1,422,978	3,563,218

Proposal No. 2 — Ratification of the Selection of Grant Thornton LLP: The ratification of the selection of Grant Thornton LLP was approved as follows:

For	Against	Abstain	Broker Non-Votes
110,662,312	298,679	92,357	___

Proposal No. 3 — Approval of Concho Resources Inc. 2015 Stock Incentive Plan: The Stock Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
103,567,642	3,805,338	117,330	3,563,218

Proposal No. 4 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
106,561,362	552,703	376,245	3,563,218

Item 9.01      Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description of Exhibit
10.1	Concho Resources Inc. 2015 Stock Incentive Plan, effective April 14, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CONCHO RESOURCES INC.

Date:   June 5, 2015                            By:      /s/ Travis L. Counts

                                                            Name:  Travis L. Counts

Title:    Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Concho Resources Inc. 2015 Stock Incentive Plan, effective April 14, 2015.